[FLAGS OMITTED]

                                 THE GABELLI
                                     GLOBAL
                                     MULTIMEDIA
                                     TRUST INC.

Semi-Annual Report
June 30, 1998

                                      [LOGO]
                                 THE GABELLI
                                     GLOBAL
                                     MULTIMEDIA
                                     TRUST INC.

      Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

                                 [FLAGS OMITTED]

Investment Objective:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Fund seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Fund will invest in companies participating in emerging technological advances in interactive services and products.

                    This report is printed on recycled paper.

To Our Shareholders,

      In the second quarter of 1998, global multimedia stocks paused after the recent first quarters' breathtaking rally. However, we believe the group will be re-energized by the June 24 AT&T/Tele-Communications, Inc. merger announcement. This business combination will permeate on the global telecommunications/media industry, which we believe enhances its already promising investment potential.

                                                                 [PHOTO OMITTED]

                                                                       [LOGO]
                                                                  THE GABELLI
                                                                      GLOBAL
                                                                      MULTIMEDIA
                                                                      TRUST INC.

Investment Performance

      For the twelve months ended June 30, 1998, The Gabelli Global Multimedia Trust Inc.'s ("Multimedia Trust") net asset value per share increased 40.7% to $11.90 on June 30, 1998. This compares to the average 14.1% increase of the 229 Global Funds tracked by Lipper Analytical Services. For the second quarter ended June 30, 1998, the Fund's net asset value increased 2.4%. Since its inception on November 15, 1994, the Multimedia Trust's net asset value has achieved a 102.7% total return after adjusting for the rights offering and all distributions. This equates to a 21.5% average annual return.

      The Multimedia Trust's common shares ended the second quarter at $10.125 per share on the New York Stock Exchange, down 0.6% for the quarter and an increase of 46.9% for the twelve-month period ending June 30, 1998. The common shares have increased 61.8% since inception after adjusting for all distributions and the rights offering.

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 3 years at The Gabelli Global Multimedia Trust and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                                                               [GRAPHIC OMITTED]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

THE PORTFOLIO OVERVIEW

Global Allocation

      The chart at the right represents the Multimedia Trust's holdings by geographic region as of June 30, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Multimedia Trust's portfolio in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                    HOLDINGS BY GEOGRAPHIC REGION - 6/30/98

                            United States        79.6%
                            Europe                7.9
                            Canada                5.2
                            Latin America         4.0
                            Asia/Pacific Rim      3.3

Equity Mix

      The Multimedia Trust's investment premise falls within the context of two main investment universes: a) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and b) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The chart at the right depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of June 30, 1998.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                          Distribution             56.3%
                          Copyright/Creativity     43.7

COMMENTARY

The Envelope Please.  The Winners Are . . .

      With only a few exceptions, our media and telecommunications holdings posted positive returns this quarter. These industry groups are all benefiting from powerful, and in our opinion, sustainable trends. Leading media companies like Time Warner, Seagrams, and News Corp. were all applauded for making bold moves to extend their global franchises. At the end of the quarter, cable television stocks like Tele-Communications, Inc. (TCI), Comcast and Cablevision soared following the announcement of the AT&T/TCI deal. Telephone stocks like Sprint and AirTouch continued to make progress as investors acknowledged these companies' competitive advantages in arguably the greatest growth industry worldwide.

Dialing Up a Big Deal - "Ma Bell" is Now Riding Motorcycles

      Deregulation and technology have been driving change in the global telecommunications industry. The need for speed is swiftly changing the "dial tone" into the "web tone" as the telephone, computer and television converge into one all purpose interactive information and entertainment instrument. Convergence has just taken a leap forward with the prospective merger of AT&T and cable television leader Tele-Communications, Inc.

      Does the proposed AT&T/TCI combination make sense? We think so. The transaction gives AT&T the digital platform to compete in the local telephone business. It also allows them to bundle long distance, local telephony, internet access and entertainment programming services on one line, passing approximately one third of all U.S. homes.

      How will this change the global telecommunications/media landscape? It opens the door for long distance companies to break into local telephone monopolies and perhaps for local telephone operators to further their inroads to the long distance business. It dramatically increases the value of the cable television industry's millions of coaxial connections into homes worldwide. It will push the pace in which telephone infrastructure is upgraded to match cable's digital and high speed capacity. It puts increasing pressure on every global telecommunications company to create business combinations that will allow them to compete with the full range of services that AT&T/TCI would be capable of delivering. Finally, as additional business combinations are formed, the value of 'content and creativity' providers should grow substantially.

Deal Activity Surfaces Value

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to benefit from these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued strong activity in mergers and acquisitions is providing a tailwind to the excellent performance of the Multimedia Trust this year. The accompanying tables illustrate how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                              1998 Completed Deals

Fund Holding                                          Closing Date   % Return(a)
------------                                          ------------   -----------
Ticketmaster Group Inc.                                   6/24           24.5%
Lancit Media Entertainment Ltd.                           6/16            6.7
American Radio Systems Corp.                              6/05           22.6
Cineplex Odeon Corp.                                      5/15           40.0
Orion Network Systems Inc.                                3/23           16.1
Shared Technologies Fairchild Inc.                        3/12            1.7
LIN Television Corp.                                      3/03            0.9

             Percentage Changes through 6/30/98 for Announced Deals

                                                      Second        Year-to-Date
Current Fund Holdings                            Quarter Return(b)    Return(b)
---------------------                            -----------------    ---------
Cable Michigan Inc.                                    52.9%            70.5%
360(degree) Communications Co.                          6.0             64.1
Tele-Communications Inc./Liberty Media Group           12.9             60.6
TCI Ventures Group                                     13.8             41.7
Tele-Communications Inc.                               23.6             37.6
Southern New England Telecommunications Corp.          (9.8)            30.2
BET Holdings Inc.                                       3.0             15.2
PolyGram NV                                             9.7              6.7
Teleport Communications Group Inc.                     (7.7)            (1.1)

--------------------------------------------------------------------------------

(a) Represents changes in share price and dividends paid from December 31, 1997 through the closing date.
(b) Represents changes in share price and dividends paid from the beginning of the period through June 30, 1998.

--------------------------------------------------------------------------------

                                                             Continued on page 8

    -----------------------------------------------------------------------

    Mr. Gabelli appeared in the August 1998 edition of Louis Rukeyser's Mutual Funds newsletter. We have condensed the article for your review.

    -----------------------------------------------------------------------

Excerpted from

[PHOTO OMITTED]                      LOUIS
                                   RUKEYSER'S
                                  MUTUAL FUNDS

                                                                     August 1998

Growth or Value? Keeping Your Cool is Always in Style

by Louis Rukeyser

      One of the most entertaining, and enlightening, confrontations at our Louis Rukeyser Investment Conferences in recent years has been that between Foster Friess and Mario Gabelli. I deliberately put them on the same panel, because Foster, the lead manager of the Brandywine Fund, has been an outstandingly articulate advocate of "growth" investing, while Mario, Chairman of Gabelli Funds, is a similarly effective spokesman for the "value" camp.

      Last year, for example, when Mario dramatized his then-current recommendation of American Express by holding up his green credit card, Foster got a roar out of the crowd of 10,000 by saying that if Mario had been a growth-stock investor, he would have had a gold card by now. Gabelli was unfazed: "That's a perfect example of the problem with 'growth' investors," he said. "A 'value' investor knows that the green American Express card is the better bargain."

      Who's right about the best approach to investing? The only true answer is that they both are. Over the years, stocks will respond to their companies' increases in earnings, as the "growth" investors contend--and no sensible "value" investor can afford to be indifferent to that trend. And no sensible "growth" investor should want heedlessly to overpay for a stock, a rash act that can make the unwary investor susceptible to some of the market's most jolting downturns. At different periods, the market will favor one style of investing over another. The most successful long-term managers stick to a consistent style. But they don't ignore the rest of the equation, either: nothing is nicer than buying what the market thinks of as a "value" stock and selling it long after the market has perceived it as a "growth" stock. Bargains are sometimes in the eye of the beholder; profits, on the other hand, cross party lines . . .

      Which takes me to Mario's triumph. As you'll see in The Rukeyser Interview this month, this self-described "stuck-in-the-wool, Graham & Dodd type"--an old-fashioned "value" investor--had the year of his life in 1997, a period when most prominent investors of similar bent were conspicuously missing large chunks of the market's lavish profits, on the selfrighteous grounds that it had become far too pricey to merit their august involvement.

      It wasn't that Mario had no concerns about the market's valuation; he did, and does. He knows that no market ever goes straight up, and he worries about certain historical benchmarks. But he figures, as it were, that that's not what he's being paid to do. He's being paid to discern meaningful business trends and to find individual stocks that meet his standards. And that he has continued, resolutely, to do. Far more important (and far more successful) than his overall market judgments has been his ability to find stocks that most investors were neglecting. As he put it to me in the interview, "It really was not what we bought in 1997 but what we bought in 1995 and 1996: domestic businesses that were somewhat out of favor."

      No market timer could have told Mario precisely when the market would vindicate these judgments. He clearly didn't know the answer to that himself. But he held to what he did know, and was notably patient. That's something we all can emulate. In my view, there is no one single way to make the most money in Wall Street-- there is merit, over time, in both the "growth" and "value" camps, and intelligently diversified mutual fund investors will keep a foot in both--but there is one pretty certain way to lose money: panicking in the face of temporary adversity . . .

                                                     More on the next page . . .

Reprinted with permission.
Louis Rukeyser's Mutual Funds o 1750 Old Meadow Road, McLean, VA 22102
o August 1998                 (C) Financial Service Associates
For subscriptions, call (800) 892-9702 or (703) 905-8000 in Virginia.

Excerpted from Louis Rukeyser's Mutual Funds

      The Rukeyser Interview

Anyone who still thinks of successful money management as a grim and humorless business has clearly never encountered Mario Gabelli. Mario gets a lot of fun out of life, whether running his $15-billion-plus money-management operation in Rye, N.Y., fly-fishing near his home in Jackson Hole, Wyo., or entertaining and enlightening the world's biggest financial audience as a perennial favorite at our annual Louis Rukeyser Investment Conference. His manner and mind are cutting edge, but his approach to investing is rooted in the old-fashioned "value" ideas of Benjamin Graham: the search for bargains that provide a margin of safety when the market stumbles.

      Mario's engaging smile was returned by the market in 1997; when his funds (800-422-3554) had their best year ever, thanks both to rallies in some of his favorite sectors (such as cable, telephone and media firms) and to his penchant for picking companies that eventually get taken over at higher prices; Morningstar named him "1997 Domestic Equity Fund Manager of the Year." Mario's long-term method of investing, which typically involves holding periods of three to five years, means that he won't always be manager of the year, and there will be times when shareholders will have to show a fair amount of patience themselves. But the evidence mounts that this kind of vision, which seeks to discern enduring shifts in the investment climate, has worked far better over time than trying to outguess every passing shift in the market winds. --LR

 ................................................................................

                                                     ---------------------------
                                                          GABELLI IN FOCUS
                                                     ---------------------------
                                                          [PHOTO OMITTED]
                                                     ---------------------------
                                                       Mario Gabelli: "Instead
                                                        of buying the growth
                                                       company in a sector we
                                                     like; we buy the potential
                                                          takeout company.
                                                     Deals are going to continue
                                                        to be very powerful,
                                                      and I still want to be in
                                                           front of them."
                                                     ---------------------------

Mario, you have carved out a reputation as one of the market's most formidable "value" investors, but you've somehow managed to outperform lately even while many value investors have been cursing the market and claiming that it's gone nuts. What are you doing that they aren't?

      Well, we just got lucky. The moon, the sun and the stars came together in 1997, but it really was not what we bought in 1997 but what we bought in 1995 and 1996: domestic businesses that were somewhat out of favor. And also, we believe very strongly, Lou, that the third great wave of postwar takeovers started four years ago, and so instead of buying the growth company in a sector we like, we buy the potential takeout company. Deals are going to continue to be very powerful, and I still want to be in front of them.

You've played more winning themes than Tommy Dorsey over the years. What do you see as the best new investment themes today-and the stocks that will provide the sweetest music for investors?

      One big theme I believe in now is speed and digital. Speed used to be getting a product to the market ahead of the competition. Today, it's getting what the consumer wants when he wants it. The kissing cousin of speed is digital; we're going through a major revolution, involving electronic commerce, entertainment on a global basis, and taking your dial tone and making it a web tone. At your conference in April I recommended MediaOne, a broadband-communications and Internet company, created as a tracking stock by US West, that then went from $36 to $50; I still like it.

      On the theme of integrated entertainment companies, I think there is significant value in Viacom, even though it's doubled since September. Its crown jewels are the cable networks (including MTV, VH1, Nickelodeon and Nick-at-Nite), with potential cash flow of a billion dollars from them next year--which means you get the studio for free, at a time when "ER" and "Seinfeld" and "Titanic" have underscored again the virtue of software programming.

      And I have a new theme to add to my four "B's"--bankers, brokers, broadcasters and Bell operating companies--which I used to talk about as places to be in front of the takeovers. I will now add BTU: the opportunity to take advantage of the deregulation and restructuring of the gas and electric-utility industries. We're buying companies at slightly over their book value (sometimes
1.5 to 2.0 times), with very good yields. They're perceived to be defensive plays. For example, I like Eastern Enterprises, which owns and operates the Boston Gas Company, which has lots of cash and is in the middle of a geographic area that's going through an accelerated consolidation. The whole electric area around the country may see bigger companies gobbling up smaller ones.

      Elsewhere in the area of possible takeovers, my favorite in the telephone area is Frontier, which is the old Rochester Telephone; in the entertainment area, Gaylord Entertainment, which is a Nashville, Tenn.-based entertainment dynamo with the Opryland Hotel, Christian Contemporary music, country-and-western music and a TV station in Dallas that alone is worth about $450 million; and, among smaller companies, Pioneer Group, which is in the money-management business.

When you're picking new stocks, do you think of the theme first, or find the companies first and then develop the theme?

      Well, take Gaylord. I started following Gaylord because I believed that cable networks were very attractively valued. So I started looking within that conviction, finding companies like Black Entertainment (we were the largest shareholder), Pat Robertson's Family Entertainment, Cablevision (which has gone up six times in the last two years) and Liberty Media (which I'm buying because they own the best cable networks in the world). And that attracted me to Gaylord, because they own the Nashville Network and Country Music Television. After focusing on the stock, I analyze the parts: what can I get for each of them, who's likely to buy it, what would they pay.

--------------------------------------------------------------------------------
ENDURING VALUES?

Stock                                                Recent        52-Week
(NYSE Symbol)                                         Price        High/Low

MediaOne (UMG)                                      $ 48.44      $50.00/$19.81
Viacom (AMEX:VIA)                                     65.38       65.94/ 26.00
Eastern  Enterprises (EFU)                            42.19       45.63/ 35.06
Frontier (FRO)                                        34.31       37.13/ 19.00
Gaylord Entertainment (GET)                           33.69       37.50/ 22.38
Pioneer Group (OTC:PIOG)                              28.00       33.88/ 24.13

--------------------------------------------------------------------------------
* Consensus estimates.   Sources: Bloomberg, Zacks.
--------------------------------------------------------------------------------

Which takes me to a question about the future of the Gabelli Funds: I know you can't comment right now about your efforts to sell a stake in your firm to the public. But since you're merely a stripling of 56 years yourself, many people wonder whether this is a signal that you think the market is at a peak.

      Not at all. I've acknowledged that we are looking to monetize some of our older partners--much the way Goldman Sachs is. We've filed an S-l form that said we're going public--not selling our business. It's not a question of thinking that the market is peaking (the record of companies calling that peak has been pretty bad over the years!) but of getting fresh capital to accelerate our growth.

How has your market philosophy changed over the decades, if at all?

      We are stuck-in-the-wool, Graham & Dodd types. But one thing did change about 10 or 11 years ago. For 20 years we had followed industries around the world, just to see what was going on; we never invested in them. I then made a fundamental shift. I said, "Hey, if you follow beverages at Gabelli, you've got to follow every beverage company around the world. If they drink it, you follow it." And the same for other industries. We globalized our thought process and internationalized the stock-selection process.

Finally, Mario, what's your single best piece of advice for mutual-fund investors over the next 12 months?

      Continue to do your homework and be patient. And I hate to say it, but don't extrapolate from the high returns of the last three years in terms of what your future returns are likely to be. Don't get panicked by the first 30% down.

--------------------------------------------------------------------------------

      The views expressed in this article reflect those of Mario J. Gabelli, Chairman and Chief Investment Officer of Gabelli Funds, Inc., only through July 15, 1998 as edited and selected by Louis Rukeyser. The Chief Investment Officer's views are subject to change at any time based on market and other conditions. Securities discussed in this article do not necessarily reflect holdings of The Trust. Specific holdings of the Trust are incorporated in the portfolio appearing within this semi-annual report.

Continued from page 4

Corporate Governance

      The Gabelli Global Multimedia Trust continues to consider actions that may reduce or eliminate the market discount of its shares. How do we accomplish this? There are several factors that historically have worked to narrow the discounts of closed-end funds. One of these is a stock repurchase program, which we instituted back in July of 1996.

Stock Repurchase Plan - Q & A

Q:  What is a stock repurchase plan?

      A stock repurchase plan allows a company to buy back its own shares in the open market (in our case, the New York Stock Exchange). This reduces the total number of shares outstanding and increases the earnings per share.

Q:  When did the Multimedia Trust implement a stock repurchase plan?

      At a special meeting of the Board of Directors on July 3, 1996, the Board authorized the repurchase of up to 500,000 shares of the Multimedia Trust's outstanding shares. On February 26, 1997, the Board voted to increase the authorized shares which may be repurchased to 750,000 and on May 13, 1998, the Board increased the authorized shares which may be repurchased by another 250,000 shares to 1,000,000 shares. The Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through June 30, 1998, 601,433 shares were repurchased in the open market.

      Back on October 19, 1987, an affiliated closed-end fund, The Gabelli Equity Trust, was the first company on the New York Stock Exchange to implement a stock buyback program after the market crash. At the time, the Equity Trust was trading at a discount to net asset value and represented an excellent value for the Trust to acquire its own shares. This stock repurchase plan resulted in the purchase of 800,000 shares in the open market from 1987 to 1988.

      Similarly, the first company on the New York Stock Exchange to announce a stock repurchase program on October 27, 1997 - a day in which the market declined 554.26 points, or 7.2% -- was our other affiliated closed-end fund, The Gabelli Convertible Securities Fund.

Q:  What is the benefit of a stock repurchase plan?

      When the Multimedia Trust purchases its own shares at a discount to NAV, the Trust realizes a benefit equal to the difference between the net asset value and the purchase price. This benefit is credited to the net assets of the remaining shares, thus boosting the NAV. The larger the discount, the greater the benefit on the NAV.

      The market price is determined by supply and demand factors. If there are more sellers than buyers the price will decline until buyers enter the market to establish a sales price. A stock repurchase program increases demand for the Gabelli Global Multimedia Trust's shares in the open market. This provides a willing buyer of fund shares which offsets, at least in part, sales of fund shares.

Preferred Stock -- An Investment For The Future

      On June 4, 1997, the Trust successfully completed its offering of cumulative preferred stock which was rated 'aaa' by Moody's Investors Service, Inc. The Trust issued 1,250,000 Preferred Shares at $25 with an annual dividend rate of $1.98 per share. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GGT Pr" and closed at $25.5625 on June 30, 1998. We thought we would answer some questions about preferred stock.

Q:  What is Preferred Stock?

      Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the preferred stock was issued at $25 per share with a fixed dividend rate of $1.98. The Trust is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the holders of common shares. Thereafter, any return earned in excess of this dividend rate would work to benefit the Common Shareholders.

Q:  How would Preferred Shares benefit Common Shareholders?

      From its inception on November 15, 1994 through June 30, 1998, the Multimedia Trust has earned a 21.5% average annual return. The only obligation that the Trust has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Trust's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. Common Shareholders thus avoid having to pay taxes on that portion of taxable income that previously would have been distributed to them. By deferring these taxable distributions and taxes associated therewith, the net asset value of the common shares are likely to grow at a faster rate.

Q:  Why did the Trust consider Preferred Shares?

      Long-term interest rates were at relatively low levels. The dividend rate that the Trust is required to pay on the Preferred Shares was related to long-term rates. In this environment, we had a great opportunity to create value by earning a return in excess of the Preferred's dividend rate over the long term. Therefore, we believe this represented an opportunistic time for the Trust to take advantage of these low rates.

Q:  Will Gabelli Funds, Inc. be paid a management fee on the Preferred Capital?

      With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets if the net asset value total return on the Trust does not exceed the stated dividend rate on the Preferred Shares.

Q:  What were the offering costs involved with the Preferred Shares?

      Consistent with our conservative approach, the Trust issued the Preferred Shares in a cost efficient manner at less than $0.13 per share. This modest investment provided the underpinnings for successful returns in the future and incrementally boosted the Trust's twelve month returns to 40.7% with the preferred offering versus 27.4% had the Preferred Shares not been issued. Stated differently, shareholders have received approximately 13% in incremental returns since the Preferred Shares were issued.

Shareholder Meeting - June 29, 1998 - Final Results

      The Annual Meeting of Shareholders was held on June 29, 1998 at the Greenwich Library in Greenwich, Connecticut. At that meeting, Common Shareholders and Preferred Shareholders, voting together as a single class, elected Mario J. Gabelli and Thomas E. Bratter as Directors of the Global Multimedia Trust. A total of 6,531,830 votes and 6,519,552 votes were cast in favor of each Director and 302,642 votes and 314,920 votes were withheld for each Director, respectively. Preferred Shareholders, voting as a separate class, elected Felix J. Christiana and James P. Conn as Directors of the Preferred Shares of the Global Multimedia Trust. A total of 674,388 votes were cast in favor of each Director and 9,208 votes were withheld for each Director.

      Bill Callaghan, Karl Otto Pohl, Anthony R. Pustorino and Salvatore J. Zizza continue to serve in their capacities as Directors of the Multimedia Trust.

      At the meeting, Common and Preferred Shareholders also selected PricewaterhouseCoopers LLP as the independent accountants for the Global Multimedia Trust for the year ending December 31, 1998. 6,555,635 votes were cast in favor of the approval of this proposal, 215,513 votes were cast against the proposal and 63,323 votes abstained.

      In addition, Common and Preferred Shareholders ratified the Board's authority to issue senior securities. 4,981,764 votes were cast in favor of the approval of this proposal, 865,642 votes were cast against the proposal and 1,250,189 votes abstained, including broker non-votes.

THANK YOU!

      This is the second time such a resolution on senior securities has been passed. Last year at the 1997 Annual Meeting, a similar resolution was approved with 71.0% of the shares being voted in favor of the resolution. This year, a similar vote of 70.2% of the shares voted in favor of the resolution.

      We would like to take this opportunity to extend our appreciation to all the shareholders who participated in this Annual Meeting in person or by proxy and to all the full service brokers who communicated the merits of Preferred Stock to our shareholders and their clients.

      The proxy material for the 1998 meeting discussed several shareholder lawsuits filed in 1997 which sought to rescind the outcome of the original vote in 1997 and the issuance of the Preferred Stock. There can be no doubt now that a substantial majority of our shareholders agreed and continue to agree with the Board of Directors' assessment of the potential benefits of Preferred Stock. It is equally clear that a substantial majority of our shareholders do not share the goals and interests of the plaintiffs in the lawsuits which seek to rescind the issuance of the Preferred Stock. This favorable vote demonstrates that the plaintiffs, in pursuing their own agenda, have sought to obstruct the interests of a significant majority of the shareholders.

      The overwhelming shareholder approval at the 1998 Annual Meeting, following as it did on the expanded disclosure in the proxy material, makes it apparent that continuation of the litigation can serve no reasonable purpose. It is also a clear signal for the Directors of the Trust to consider taking all appropriate action to hold the plaintiffs responsible for the economic costs of this litigation.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Multimedia Trust. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Ascent Entertainment Group Inc. (GOAL - $11.125 - Nasdaq) is a fully independent media and entertainment company. Ascent owns 57% of On Command Corp., which is the worldwide lodging industry's leading provider of on-demand, in-room video entertainment and information services, with a total of over 890,000 rooms served at year end. Ascent also owns two professional sports franchises: the Denver Nuggets and the Colorado Avalanche. The Denver Arena Co., a division of Ascent, is building a new arena to house these professional basketball and hockey teams. The arena is expected to open for the 1999-2000 NBA and NHL seasons.

BET Holdings Inc. (BTV - $62.9375 - NYSE) is a media and entertainment company that primarily targets black consumers, a market that was estimated to have spent over $450 billion in 1997. BTV's core business is Black Entertainment Television (BET), an advertiser-supported cable television programming service. Of the 70 million cable households in the U.S., BET reaches over 51 million. BET on Jazz: The Cable Jazz Channel produced nearly 150 hours of original jazz programming in 1997. Action Pay-Per-View's subscriber base has grown to over nine million as the service expands beyond a traditional urban audience. The company is leveraging its brand identity into markets including pay-per-view movies, direct merchandising and magazine publishing. The $48 per share offer from a group led by founder Robert Johnson to take BTV private has been increased to $63 per share.

Cablevision Systems Corp. (CVC - $83.50 - ASE), based in Woodbury, NY, owns and operates cable television systems in 18 states serving 2,844,000 basic service subscribers at year end 1997. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. In March, Cablevision purchased Tele-Communications Inc.'s New York area cable properties with 829,000 subscribers by issuing almost 24.5 million shares (adjusted for the March 30, 1998 two-for-one stock split) and assuming $670 million of TCI's debt. These shares represent a one-third stake in CVC. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Grupo Televisa SA (TV - $37.625 - NYSE) is a Mexico-based entertainment company that dominates the Spanish speaking world through its fully integrated mix of content and distribution. The company is an excellent vehicle for accessing the growth in disposable income among the Spanish speaking population on a global basis. The business mix includes film, music, cable television and broadcasting. Grupo Televisa also has valuable holdings in PanAmSat (SPOT - $56.875 - Nasdaq) and Univision Communications (UVN - $37.25 - NYSE). A five year restructuring plan - "Televisa 2000" - is designed to cut costs by $100 million annually over the next three years and to raise Televisa's cash flow margin by more than 25%.

MediaOne Group Inc. (UMG - $43.9375 - NYSE), recently split-off from US West Media Group, is a cable distributor committed to providing multiple services with an emphasis on high speed transmission. Following the sale of its investment in Dex and the resale of its wireless operations, MediaOne has a strong financial position which should allow the company to be one of the leaders in the upgrading of cable infrastructures.

Tele-Communications Inc./Liberty Media Group (LBTYA - $38.8125 - Nasdaq) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications International Inc. have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major, advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet. Liberty Media is to be merged into AT&T (T - $57.125 - NYSE) as part of AT&T's acquisition of TCI. Thereafter, AT&T will issue a "tracking stock" at a one-to-one ratio.

Telephone and Data Systems Inc. (TDS - $39.375 - ASE) is a diversified telecommunications company with established cellular, local telephone and radio paging operations and a developing personal communications services (PCS) business. TDS provides high-quality telecommunications services to 3.2 million customers in 37 states and the District of Columbia. The company was active in the PCS auctions and was the high bidder in markets with a combined population of 27 million. TDS owns 81.1% of United States Cellular Corporation and 82.5% of Aerial Communications, Inc., TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas encompassing approximately 27.6 million population equivalents. TDS also owns American Paging, Inc., a provider of wireless messaging communications services to 811,100 customers in 21 states and the District of Columbia.

Time Warner Inc. (TWX - $85.4375 - NYSE), having completed its acquisition of Turner Broadcasting, is the global leader in media and entertainment. The combined companies have more than $24 billion in revenues and almost $5.4 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, Time Warner is now focused on reducing its almost $12 billion in debt and simplifying its capital structure.

USA Networks Inc. (USAI - $25.125 - Nasdaq) is a diversified entertainment and electronic commerce company. Chairman and CEO Barry Diller has brought together the following assets under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, Home Shopping Network and Ticketmaster. Plans are to integrate these assets, leveraging programming production capabilities and electronic commerce across its strong distribution platform.

Viacom Inc. (VIA - $58.50 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce its debt of approximately $10 billion and is focusing on the global expansion of its media franchises. The company divested its cable systems subsidiary in a transaction with Tele-Communications Inc. which reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about four percent. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Its publishing business, Simon & Schuster, has been put up for sale. Viacom is well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Dividends

      The Trust distributed a dividend of $0.85 per share to Common Shareholders on December 26, 1997. Our Preferred Shareholders were recently paid a dividend of $0.99 per share on June 26, 1998. For the year ended June 30, 1998, the Preferred Shareholders received a total distribution of $2.1065 per share. This includes an initial distribution paid on December 26, 1997 of $1.1165 per share which represented the accrual period from June 4, 1997 through December 26, 1997.

      At a meeting held on May 13, 1998, the Board of Directors elected to pay dividends on the Trust's Preferred Shares quarterly rather than semi-annually. Accordingly, the Preferred Shareholders will receive quarterly distributions of $0.495 per share starting in September 1998.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

In Conclusion

      We created this Fund because we believed multimedia was truly the wave of the future. We saw the telephone, computer and television converging into one powerful instrument providing information and entertainment to consumers worldwide. The AT&T/Tele-Communications, Inc. combination signals that our dream of convergence is well on its way to becoming reality.

                                          Sincerely,


                                          /s/ Mario J. Gabelli

                                          Mario J. Gabelli, CFA
                                          President and Chief Investment Officer

August 1, 1998

         ---------------------------------------------------------------

                                Top Ten Holdings
                                  June 30, 1998

          Viacom Inc.                       Ascent Entertainment Corp.
          TCI-Liberty Media Group           Time Warner Inc.
          BET Holdings Inc.                 Telephone & Data Systems
          USA Networks Inc.                 MediaOne Group Inc.
          Cablevision Systems Corp.         Grupo Televisa S.A.

         ---------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments -- June 30, 1998 (Unaudited)
================================================================================

                                                                    Market
     Shares                                            Cost         Value
     ------                                            ----         ------

COMMON STOCKS - 76.6%

COPYRIGHT/CREATIVITY COMPANIES - 33.7%

                Advertising - 0.0%
         200    Havas Advertising SA ............ $     19,126   $     40,425
         200    Publicis SA .....................       13,971         34,636
         100    Lamar Advertising Co. ...........        3,279          3,588
                                                  ------------   ------------
                                                        36,376         78,649
                                                  ------------   ------------
                Cable Programmers - 3.5%
      15,000    CANAL +, Sponsored ADR+ .........      431,000        560,238
       6,000    Flextech plc+ ...................       37,551         55,351
     202,300    USA Networks Inc.+ ..............    2,751,752      5,082,788
                                                  ------------   ------------
                                                     3,220,303      5,698,377
                                                  ------------   ------------
                Diversified Publishers - 7.5%
      10,000    American Media Inc.,
                  Cl. A+ ........................       74,500         66,250
      10,000    Arnoldo Mondadori
                  Editore SpA ...................       63,827        118,193
      32,000    Belo (A.H.) Corp., Cl. A ........      398,406        780,000
       2,500    Central Newspapers Inc.,
                  Cl. A .........................       71,479        174,375
       8,000    Dow Jones & Co. Inc. ............      373,746        446,000
         700    Filipacchi Medias ...............       87,284        202,623
      25,000    Golden Books Family
                  Entertainment Inc.+ ...........      245,000         96,094
       8,000    Harcourt General Inc. ...........      368,400        476,000
      18,000    Harte-Hanks Communications
                  Inc. ..........................      199,800        463,500
       1,000    Hollinger International Inc. ....       16,175         17,000
       4,000    Houghton Mifflin Co. ............       81,819        128,000
      58,000    Independent Newspapers Ltd.,
                  ORD ...........................      172,446        311,905
      10,000    Knight-Ridder Inc. ..............      284,196        550,625
      21,000    Lee Enterprises Inc. ............      419,650        643,125
      12,000    McClatchy Newspapers Inc.,
                  Cl. A .........................      324,225        415,500
       7,000    McGraw-Hill Companies
                  Inc. ..........................      357,850        570,938
       5,000    Media General Inc., Cl. A .......      141,375        246,250
      24,000    Meredith Corp. ..................      306,413      1,126,500
     100,000    Nation Multimedia Group .........      114,444         21,327
     100,000    New Straits Times Press
                  Berhad ........................      296,714         37,106
     125,000    Oriental Press Group ORD ........       46,315         11,616
      10,000    Playboy Enterprises Inc.,
                  Cl. A+ ........................       97,125        163,750
     110,900    Post Publishing Co. Ltd. ........      238,915        107,746
       9,000    PRIMEDIA Inc.+ ..................       90,000        122,063
      26,000    Pulitzer Publishing Co. .........      819,755      2,320,500
       9,000    Reader's Digest Association Inc.,
                  Cl. A .........................      204,575        244,125
      18,000    Reader's Digest Association Inc.,
                  Cl. B .........................      471,553        488,250
      38,280    Singapore Press Holdings Ltd. ...      458,532        256,715
     250,000    South China Morning Post
                  Holdings ORD ..................      172,312        120,192
         300    SPIR Communication ..............       23,329         24,410
      20,000    Thomas Nelson Inc. ..............      214,063        267,500
       4,500    Times Mirror Co., Cl. A .........      106,131        282,938
      50,000    Times Publishing Ltd. ...........      126,892         83,086
         800    Tribune Co. .....................       56,609         55,050
      10,000    United News & Media plc,
                  ADR ...........................      249,375        284,531
         200    Wiley (John) & Sons Inc.,
                  Cl. A .........................        5,693         12,350
       1,000    Wolters Kluwer NV ...............       90,625        137,358
       1,000    Ziff-Davis Inc. .................       16,363         13,875
                                                  ------------   ------------
                                                     7,885,911     11,887,366
                                                  ------------   ------------
                Entertainment Production - 9.9%
     300,000    Ascent Entertainment
                  Group Inc.+ ...................    3,550,639      3,337,500
      82,500    BET Holdings Inc., Cl. A+ .......    4,390,850      5,192,334
       2,523    EMI Group plc ...................       12,685         22,073
      10,000    EMI Group plc, Sponsored
                  ADR ...........................      157,997        180,000
       7,000    Grammy Entertainment
                  plc+ ..........................       67,723         16,256
       3,500    Granada Group plc ...............       35,566         64,400
       7,000    GTECH Holdings Corp.+ ...........      118,256        235,813
       1,000    Harvey Entertainment Co.+ .......       12,858          9,000
       1,000    Livent Inc. .....................        9,550          8,750
         300    NRJ SA ..........................       22,694         47,836
       3,877    People's Choice TV Corp.+ .......       18,476          4,846
       6,000    Princeton Video Image, Inc.+ ....       42,000         27,750
     100,000    Shaw Brothers (Hong Kong)
                  Ltd. ..........................      145,929         60,661
      30,000    Spelling Entertainment Group
                  Inc.+ .........................      239,930        281,250

                 See accompanying notes to financial statements.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
================================================================================

                                                                    Market
     Shares                                            Cost         Value
     ------                                            ----         ------

COPYRIGHT/CREATIVITY COMPANIES (Continued)

                Entertainment Production (Continued)
     165,000    Tele-Communications Inc./
                  Liberty Media Group,
                  Cl. A+ ........................ $  1,859,500   $  6,404,063
       4,000    Tring International Group+ ......        3,326            434
                                                  ------------   ------------
                                                    10,687,979     15,892,966
                                                  ------------   ------------
                Farming and Agriculture - 0.3%
       5,000    Dekalb Genetics Corp.,
                  Cl. B .........................      473,028        473,125
                                                  ------------   ------------
                Global Media and Entertainment - 10.3%
       1,000    Boston Celtics Ltd. .............       20,650         16,938
      65,000    Grupo Televisa SA, GDR+ .........    1,471,892      2,445,625
      22,000    Havas, Sponsored ADR ............      436,125        445,500
      21,000    News Corp. Ltd., ADS ............      413,278        674,625
      30,000    PolyGram NV .....................    1,630,093      1,526,250
      38,000    Seagram Co. Ltd. ................    1,311,162      1,555,625
       1,000    Sony Corp., ADR .................       54,114         86,063
      32,000    Time Warner Inc. ................    1,167,525      2,734,000
     115,000    Viacom Inc., Cl. A+ .............    3,729,278      6,727,500
       3,000    Walt Disney Co. .................      205,313        315,188
                                                  ------------   ------------
                                                    10,439,430     16,527,314
                                                  ------------   ------------
                Hotels and Gaming - 1.6%
       5,000    Churchhill Downs Inc. ...........      102,432        207,500
       1,000    Gaming Lottery Corp.+ ...........        4,728            594
      42,000    Gaylord Entertainment Co.,
                  Cl. A .........................    1,108,306      1,354,500
      60,847    Ladbroke Group plc ..............      173,125        334,252
      20,500    MGM Grand Inc. ..................      669,719        647,031
       1,000    Powerhouse Technologies
                  Inc.+ .........................       11,750          9,813
       2,500    Quintel Entertainment Inc.+ .....       12,500          9,688
                                                  ------------   ------------
                                                     2,082,560      2,563,378
                                                  ------------   ------------
                Information Publishing - 0.2%
       4,000    Berlitz International Inc.+ .....       80,606        108,000
      25,000    Data Broadcasting Corp.+ ........      139,756        159,375
       1,000    Dun & Bradstreet Corp. ..........       28,747         36,125
         500    Scholastic Corp.+ ...............       16,500         19,938
                                                  ------------   ------------
                                                       265,609        323,438
                                                  ------------   ------------
                Software - 0.4%
       1,000    Activision Inc.+ ................        6,415         10,313
       1,000    EarthLink Network Inc.+ .........       45,250         76,750
         500    Electronic Arts Inc.+ ...........       11,176         27,000
       1,000    Excaliber Technologies
                  Corp.+ ........................        7,790         11,000
       8,000    H&R Block Inc. ..................      235,112        337,000
       1,000    Intel Corp. .....................       32,500         74,125
       1,000    Microsoft Corp.+ ................       15,510        108,375
         500    Mobius Management
                  Systems .......................        8,938          7,500
         200    Netscape Communications
                  Corp.+ ........................        2,800          5,413
         100    Pixar Inc.+ .....................        2,200          6,038
       2,000    Registry Magic Inc. .............       14,500         15,750
                                                  ------------   ------------
                                                       382,191        679,264
                                                  ------------   ------------
TOTAL COPYRIGHT/CREATIVITY
  COMPANIES .....................................   35,473,387     54,123,877
                                                  ------------   ------------
DISTRIBUTION COMPANIES - 42.9%

                Broadcasting - 8.1%
      70,000    Ackerley Group Inc. .............      385,688      1,470,000
       5,550    American Tower Systems,
                  Cl. A .........................       82,101        138,403
       1,000    Audiofina .......................       54,505         40,995
       3,000    Baton Broadcasting Inc.+ ........       19,240         43,627
       1,000    BHC Communications Inc.,
                  Cl. A .........................       89,925        140,313
       3,000    British Sky Broadcasting
                  Group, Sponsored ADR ..........       72,400        127,875
      18,000    CanWest Global
                  Communications Corp. ..........       92,012        293,568
       2,000    Carlton Communications plc,
                  Sponsored ADR .................       63,625         90,000
       1,500    Chancellor Media Corp.,
                  Cl. A+ ........................       10,736         74,484
      28,077    Chris-Craft Industries Inc. .....    1,008,397      1,535,460
       1,000    Clear Channel
                  Communications Inc.+ ..........       14,122        109,125
       9,000    Cox Radio Inc., Cl. A+ ..........      166,500        389,250
         500    Emmis Broadcasting Corp.,
                  Cl. A+ ........................       10,489         23,906
         200    Europe 1 Communication+ .........       44,101         45,652
      16,320    Fisher Companies Inc. ...........      821,610      1,166,880
       2,500    General Electric Co. ............       64,688        227,500
       8,750    Gray Communications
                  Systems Inc. ..................      172,625        283,281
      40,000    Gray Communications
                  Systems Inc., Cl. B ...........      810,063      1,235,000
       7,000    Groupe AB SA, ADR+ ..............       42,850         39,375

                 See accompanying notes to financial statements.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
================================================================================

                                                                    Market
     Shares                                            Cost         Value
     ------                                            ----         ------

DISTRIBUTION COMPANIES (Continued)

                Broadcasting  (Continued)
       5,000    Grupo Radio Centro,
                  SA de CV, ADR ................. $     42,938   $     55,625
         500    Jacor Communications Inc.+ ......        6,958         29,500
      15,000    King World Productions,
                  Inc.+ .........................      404,688        382,500
         700    LaGardere Groupe ................       12,878         29,143
      10,000    Liberty Corp. ...................      500,469        503,125
         400    Metropole TV M6 SA ..............       35,208         66,955
       1,100    Nippon Television
                  Broadcasting ..................      323,764        319,809
       4,000    NTN Communications Inc.+ ........       23,200          4,000
       5,000    Pathe SA ........................      961,578        980,035
      60,000    Paxson Communications
                  Corp., Cl. A+ .................      502,195        727,500
       1,220    SAGA Communications Inc.,
                  Cl. A+ ........................        9,710         17,080
       2,000    Scandanavian Broadcasting
                  System SA+ ....................       42,023         60,375
      43,000    Sistem Televisyen Malaysia
                  Berhad ........................       41,566          7,045
       5,000    Telemundo Group Inc.+ ...........      208,019        212,813
      50,000    Television Broadcasting Ltd.
                  ORD ...........................      187,673        132,292
       2,500    Television Francaise 1 ..........      249,649        387,465
      40,000    Tokyo Broadcasting System .......      655,630        448,396
       1,000    TV Azteca, SA de C.V.+ ..........       18,250         10,813
      10,000    United Television Inc. ..........      763,979      1,145,000
                                                  ------------   ------------
                                                     9,016,052     12,994,165
                                                  ------------   ------------
                Cable - 10.0%
       8,750    Cable Michigan Inc.+ ............       91,757        341,250
      55,000    Cablevision Systems Corp.,
                  Cl. A+ ........................      953,908      4,592,500
      25,000    Century Communications
                  Corp., Cl. A+ .................      190,788        468,750
       5,000    Comcast Corp., Cl. A ............       72,500        198,750
       1,000    Comcast Corp., Cl. A Special ....       15,613         40,594
       4,000    Comcast U.K. Cable Partners
                  Ltd., Cl. A+ ..................       53,613         62,750
       2,000    General Cable plc, ADR+ .........       29,000         38,750
      57,000    MediaOne Group, Inc. ............    1,041,205      2,504,438
       5,000    Mercom Inc. .....................       43,375         55,000
       3,000    NTL Inc.+ .......................       62,325        160,500
      60,000    Rogers Communications Inc.,
                  Cl. B+ ........................      397,155        540,000
     100,000    TCI Ventures Group+ .............      735,350      2,006,245
      13,000    Telewest Communications plc,
                  Sponsored ADR+ ................      200,298        308,750
      55,000    Tele-Communications Inc.,
                  Cl. A+ ........................      946,855      2,114,067
      50,000    Tele-Communications
                  International Inc., Cl. A+ ....      795,563      1,004,688
      95,000    United International Holdings
                  Inc., Cl. A+ ..................    1,316,164      1,520,000
      10,000    Videotron Groupe ................       94,010        143,726
         500    Wireless One Inc.+ ..............        1,704            578
                                                  ------------   ------------
                                                     7,041,183     16,101,336
                                                  ------------   ------------
                Consumer Services - 0.4%
      10,000    Allied Domecq plc ...............       98,592         94,004
       1,000    Cendant Corp. ...................       18,874         20,875
       1,000    Department 56 Inc.+ .............       17,550         35,500
      18,000    N2K Inc.+ .......................      425,163        353,250
       2,000    Travel Services Intl. Inc. ......       70,955         65,750
                                                  ------------   ------------
                                                       631,134        569,379
                                                  ------------   ------------
                Entertainment Distribution - 1.1%
       6,896    AMC Entertainment Inc. ..........      105,738        124,559
      22,000    GC Companies Inc.+ ..............      609,163      1,141,250
      12,000    Loews Cineplex
                  Entertainment .................      165,000        153,750
      19,500    Shaw Communications Inc.,
                  Cl. B, Conv. (Toronto) ........      122,708        378,988
       3,000    TCI Music Inc.+ .................       23,850         23,438
                                                  ------------   ------------
                                                     1,026,459      1,821,985
                                                  ------------   ------------
                Equipment - 0.6%
       2,000    CommScope Inc.+ .................       29,407         32,375
       2,500    L-3 Communications Hldgs
                  Inc. ..........................       55,000         81,719
       6,000    Lucent Technologies Inc. ........       81,000        499,125
       2,000    Northern Telecom Ltd. ...........       34,956        113,500
       1,000    Philips Electronics N.V.,
                  New York ......................       38,425         85,000
       3,000    Scientific-Atlanta Inc. .........       50,804         76,125
                                                  ------------   ------------
                                                       289,592        887,844
                                                  ------------   ------------

                 See accompanying notes to financial statements.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
================================================================================

                                                                    Market
     Shares                                            Cost         Value
     ------                                            ----         ------

DISTRIBUTION COMPANIES (Continued)

                Information Services - 0.0%
       1,000    Cognizant Corp .................. $     29,380   $     63,125
                                                  ------------   ------------
                International Telephone - 7.5%
      65,000    BC TELECOM Inc. .................    1,169,457      2,429,407
      35,000    BCE Inc. ........................      693,375      1,494,060
       5,000    BHI Corp. .......................       78,755        197,500
       3,551    Cable & Wireless plc,
                  Sponsored ADR .................       78,620        177,550
      29,000    Compania de Telecomu-
                  nicaciones de Chile SA,
                  Sponsored ADR .................      527,274        589,063
         500    CPT Telefonica del Peru SA,
                  Sponsored ADR .................       10,250         10,219
     200,000    CPT Telefonica del Peru,
                  Cl. B .........................      414,925        411,915
       2,000    Deutsche Telekom AG,
                  ADR+ ..........................       37,780         55,000
       2,000    Esprit Telecom Group plc,
                  ADR+ ..........................       10,330         36,750
       1,000    France Telecom SA,
                  Sponsored ADR+ ................       34,488         69,563
      45,000    GST Telecommunications
                  Inc.+ .........................      584,828        649,688
          70    Japan Telecom Co., Ltd. .........      847,718        551,819
         500    Matav Rt., Sponsored ADR+ .......        9,650         14,719
          10    Nippon Telegraph &
                  Telephone Corp. ...............       81,575         83,171
       8,000    Philippine Long Distance
                  Telephone Co. .................      228,821        181,000
       4,000    PT Indosat ADR ..................       89,373         44,500
       1,000    PT Telekomunikasi
                  Indonesia .....................       20,185          5,813
       6,000    Quebec-Telephone ................       44,083         79,100
       1,000    Rostelecom, Sponsored
                  ADR ...........................       20,925         13,375
       3,600    Telecom Argentina Stet-
                  France Telecom SA,
                  Sponsored ADR .................       69,082        107,325
       2,000    Telecom Corp. of New
                  Zealand Ltd., ADR .............       62,150         65,500
      16,500    Telecomunicacoes Brasileiras
                  SA (Telebras), Sponsored
                  ADR ...........................      498,182      1,801,591
       3,000    Telefonica de Argentina SA,
                  Sponsored ADR .................       64,387         97,313
      16,000    Telefonica de Espana,
                  Sponsored ADR .................      774,598      2,225,000
      14,000    Telefonos De Mexico SA,
                  Cl. L, ADR ....................      458,967        672,875
         600    Telstra Corporation Ltd.,
                  ADR+ ..........................       19,666         30,450
                                                  ------------   ------------
                                                     6,929,444     12,094,266
                                                  ------------   ------------
                Satellite - 0.5%
         300    Asia Satellite Telecommunications
                  Holdings Ltd., Sponsored
                  ADR+ ..........................        5,693          4,913
       5,000    EchoStar Communications Corp.,
                  Cl. A+ ........................      130,817        120,313
       1,000    General Motors Corp.,
                  Cl. H .........................       22,264         47,125
       4,000    Globalstar Telecom-
                  munications+ ..................       13,663        108,000
      70,000    TCI Satellite Entertainment
                  Inc., Cl. A+ ..................      650,173        411,250
       8,000    U.S. Satellite Broadcasting
                  Co.+ ..........................       90,909         93,500
                                                  ------------   ------------
                                                       913,519        785,101
                                                  ------------   ------------
                Telecommunications - 2.6%
       1,000    Allegiance Telecom Inc. .........       15,000         15,000
       4,000    Bruncor Inc. ....................       34,068         70,674
       1,500    Electric Lightwave Inc.,
                  Cl. A+ ........................       19,875         16,594
      40,000    Frontier Corp ...................      741,488      1,260,000
       1,306    Hellenic Telecommunication
                  Organization SA (OTE) .........       18,170         33,474
       7,000    Metromedia International
                  Group Inc.+ ...................       74,775         83,563
       1,000    MIDCOM Communications
                  Inc.+ .........................        9,000             20
       3,000    NewTel Enterprises Ltd. .........       45,184         76,654
      52,550    RCN Corporation+ ................      472,195      1,018,156
      20,000    Southern New England
                  Telecommunications
                  Corp. .........................      793,365      1,310,000
       3,000    Telegroup Inc.+ .................       30,000         27,750
      12,000    Tel-Save Holdings Inc.+ .........       55,770        177,000
       1,000    USN Communications Inc. .........       15,484          8,875
                                                  ------------   ------------
                                                     2,324,374      4,097,760
                                                  ------------   ------------

                 See accompanying notes to financial statements.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
================================================================================

                                                                    Market
     Shares                                            Cost         Value
     ------                                            ----         ------

DISTRIBUTION COMPANIES (Continued)

                Telecommunications - Long Distance - 1.4%
      20,000    AT&T Corp. ...................... $    880,224   $  1,142,500
       8,000    MCI Communications Corp. ........      292,013        465,000
       7,000    Sprint Corp. ....................      168,313        493,500
       2,000    STARTEC Global
                  Communications Corp.+ .........       24,000         23,000
       7,000    Viatel Inc. .....................       66,500        119,000
                                                  ------------   ------------
                                                     1,431,050      2,243,000
                                                  ------------   ------------
                U.S. Regional Operators - 1.2%
       1,000    Cincinnati Bell Inc. ............       14,629         28,625
      46,725    Citizens Utilities Co.,
                  Cl. B+ ........................      464,619        449,728
      22,000    Commonwealth Telephone
                  Enterprises Inc.+ .............      255,089        577,500
      11,000    GTE Corp. .......................      377,300        611,875
       1,462    SBC Communications Inc. .........       26,800         58,480
         800    Teleport Communications
                  Group Inc., Cl. A+ ............       12,800         43,400
       2,557    US WEST Communications
                  Group+ ........................       64,306        120,163
                                                  ------------   ------------
                                                     1,215,543      1,889,771
                                                  ------------   ------------
                Wireless Communications - 9.5%
      80,000    Aerial  Communications
                  Inc.+ .........................      544,360        500,000
       2,000    AirTouch Communications
                  Inc.+ .........................       48,100        116,875
       5,000    BCE Mobile Communications
                  Inc.+ .........................      163,511        129,965
      38,000    Cable & Wireless Commu-
                  nications plc, ADR ............      841,650      1,398,875
       1,000    CAI Wireless Systems
                  Inc.+ .........................        1,125            120
      40,000    Centennial Cellular Corp.,
                  Cl. A+ ........................      757,423      1,492,500
      33,000    Century Telephone
                  Enterprises Inc. ..............      681,850      1,513,875
      40,000    COMSAT Corp. ....................      809,110      1,132,500
      10,000    CoreComm Inc.+ ..................      225,808        262,500
      24,000    Iridium World
                  Communications Ltd. ...........      479,125      1,276,501
      10,008    Loral Space &
                  Communications Ltd.+ ..........      137,742        282,726
       8,447    NEXTEL Communications
                  Inc., Cl. A+ ..................       94,069        210,119
       3,000    Omnipoint Corp.+ ................       23,330         68,813
       1,952    Price Communications
                  Corp.+ ........................        7,671         29,890
       1,000    Qualcomm Inc.+ ..................       41,625         56,188
      31,000    Rogers Cantel Mobile
                  Communications Inc.,
                  Cl. B+ ........................      532,870        387,500
       2,000    Rural Cellular Corp.,
                  Cl. A+ ........................       20,250         31,250
       5,000    SK Telecom Co. Ltd., ADR ........       34,000         27,813
     300,000    Telecom Italia Mobile SpA .......      365,095      1,835,374
      68,000    Telephone and Data
                  Systems Inc. ..................    3,023,430      2,677,500
       8,000    Teligent Inc., Cl. A+ ...........      179,200        235,500
      30,000    3607 Communications Co.+ ........      859,809        960,000
      18,000    Total Access Communications
                  plc ...........................      113,625         19,260
       6,000    U.S. Cellular Corp.+ ............      175,264        184,500
         500    Vimpel-Communications,
                  Sponsored ADR+ ................       19,556         22,375
      10,000    WinStar Communications
                  Inc.+ .........................      140,200        429,375
                                                  ------------   ------------
                                                    10,319,798     15,281,894
                                                  ------------   ------------
                Utilities - 0.0%
       2,000    Orange & Rockland
                  Utilities .....................      106,908        107,375
                                                  ------------   ------------
TOTAL DISTRIBUTION
  COMPANIES .....................................   41,274,436     68,937,001
                                                  ------------   ------------
TOTAL COMMON
  STOCKS ........................................   76,747,823    123,060,878
                                                  ------------   ------------

PREFERRED STOCKS - 3.1%

                Broadcasting - 0.3%
       8,000    Granite Broadcasting Corp.,
                  Pfd. ..........................      452,816        482,000
                                                  ------------   ------------
                Global Media and Entertainment - 1.1%
      62,765    News Corp. Ltd., Sponsored
                  ADR Preference Shares .........      986,187      1,773,111
                                                  ------------   ------------
                U.S. Regional Operators - 1.2%
      40,000    Citizens Utilities Co., 5.00%,
                  Pfd. ..........................    1,917,673      1,890,000
                                                  ------------   ------------

                 See accompanying notes to financial statements.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
================================================================================

                                                                    Market
     Shares                                            Cost         Value
     ------                                            ----         ------

PREFERRED STOCKS (Continued)

                Wireless Communications - 0.5%
      13,000    AirTouch Communications
                  Inc., Series B, 6.00%, Pfd. ... $    350,933   $    627,250
       3,000    AirTouch Communications
                  Inc., Series C, 4.25%, Pfd. ...      133,293        247,500
                                                  ------------   ------------
                                                       484,226        874,750
                                                  ------------   ------------
TOTAL PREFERRED STOCKS ..........................    3,840,902      5,019,861
                                                  ------------   ------------
COMMON STOCK WARRANTS AND RIGHTS - 0.0%

         200    Havas Advertising
                  Warrants ......................            0          1,125
      10,000    Oriental Press Group, Warrants,
                  expires 10/02/1998+ ...........            0             13
                                                  ------------   ------------
TOTAL COMMON STOCK
  WARRANTS AND RIGHTS ...........................            0          1,138
                                                  ------------   ------------

   Principal
    Amount
    ------

CORPORATE BONDS - 0.4%

                Cable - 0.2%
 $   300,000    Tele-Communications
                  International Inc., Conv.
                  Sub. Deb.,
                   4.50% due 02/15/06 ...........      301,988        269,625
     100,000    Rogers Communications Inc.,
                  Conv. Sub. Deb.,
                  7.5% due 09/01/99 .............       68,807         67,786
                                                  ------------   ------------
                                                       370,795        337,411
                                                  ------------   ------------
                Global Media and Entertainment - 0.1%
     100,000    Viacom Inc., Sub. Deb.,
                  8.00% due 07/07/06 ............       87,661        103,250
                                                  ------------   ------------
                Equipment - 0.1%
      90,000    Trans-Lux Corp., Conv.
                  Deb., 7.50% due 12/01/06 ......       90,000         96,188
                                                  ------------   ------------
                Software - 0.0%
      50,000    BBN Corp., Conv. Sub.
                  Deb., 6.00% due
                  04/01/12  (b) .................       49,386         48,500
                                                  ------------   ------------
TOTAL CORPORATE BONDS ...........................      597,842        585,349
                                                  ------------   ------------
U.S. TREASURY BILLS - 19.8%

 $32,123,000    4.64% to 4.97% ++ due
                  08/06/98 to 09/17/98 .......... $ 31,944,121   $ 31,944,121
                                                  ------------   ------------
TOTAL INVESTMENTS - 100% ........................ $113,130,688    160,611,360
                                                  ============   ============
OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF
  CUMULATIVE PREFERRED
  STOCK - (19.4%) ...............................                 (31,199,219)
                                                                 ------------
NET ASSETS - COMMON STOCK
  (10,875,115 common shares
  outstanding) - 80.6% ..........................                 129,412,141
                                                                 ------------
NET ASSETS - CUMULATIVE
  PREFERRED STOCK
  (1,250,000 preferred shares
  outstanding) - 19.4% ..........................                  31,250,000
                                                                 ------------
TOTAL NET ASSETS - 100.0%. ......................                $160,662,141
                                                                 ============
NET ASSET VALUE PER COMMON SHARE
  ($129,398,391 / 10,875,115
  shares outstanding) ...........................                      $11.90
                                                                       ======

SCHEDULE OF FORWARD FOREIGN EXCHANGE
CONTRACTS
                                                                 Unrealized
                                             Expiration        Appreciation/
                                                Date          (Depreciation)
                                             ----------        -------------
Forward Foreign Contracts to Deliver
   1,113,248  U.S. Dollars in exchange
     for FRF 185,202 .......................  07/31/98           $       (702)
   3,300,000  U.S. Dollars in exchange
     for HKD 419,794 .......................  08/26/98                  3,911
                                                                 ------------
Total Net Unrealized Appreciation on
  Forward Foreign Exchange Contracts ..........................  $      3,209
                                                                 ============
----------
          For Federal income tax purposes:
            Aggregate cost ....................................  $113,130,688
                                                                 ============
            Gross unrealized appreciation .....................  $ 50,878,955
            Gross unrealized depreciation .....................    (3,398,283)
                                                                 ------------
            Net unrealized appreciation .......................  $ 47,480,672
                                                                 ============

  +    Non-income producing security.

 ++    Represents annualized yield at date of purchase.

ADS -- American Depositary Share

GDR -- Global Depositary Receipt

HKD -- Hong Kong Dollars

FRF -- French Francs

ORD -- Ordinary Share

                                                % of
                                               Market              Market
Geographic Diversification                     Value               Value
--------------------------                    --------         -------------
United States ..............................     79.6%          $127,887,064
Europe .....................................      7.9             12,692,309
Canada .....................................      5.2              8,354,431
Latin America ..............................      4.0              6,426,486
Asia/Pacific Rim ...........................      3.3              5,301,851
                                              -------           ------------
  Net Assets ...............................    100.0%          $160,662,141
                                              =======           ============

                 See accompanying notes to financial statements.

                    The Gabelli Global Multimedia Trust Inc.

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
================================================================================

Assets:
    Investments at value (Cost $113,130,688) ...............      $ 160,611,360
    Cash ...................................................             11,115
    Foreign currency, at value (Cost $279,869) .............            284,303
    Net unrealized appreciation on forward
      foreign exchange contracts ...........................              3,209
    Dividends and interest receivable ......................            123,758
    Unamortized organization costs .........................            101,903
    Receivable for investments sold ........................          1,915,515
                                                                  -------------
      Total assets .........................................        163,051,163
                                                                  -------------
Liabilities:
    Payable for investments purchased ......................          1,776,806
    Payable for investment advisory fees ...................            407,490
    Accrued expenses and other payables ....................            204,726
                                                                  -------------
      Total liabilities ....................................          2,389,022
                                                                  -------------
      Net assets applicable to
       10,875,115 shares outstanding .......................      $ 160,662,141
                                                                  =============
Net Assets Consist of:
    Cumulative Preferred Stock (7.92%, $25 liqui-
       dation value, $0.001 par value, 2,000,000
       shares authorized with 1,250,000 shares
       issued and outstanding) .............................      $  31,250,000
    Capital stock, at par value ............................             10,875
    Additional paid-in capital .............................         76,488,427
    Accumulated net realized gain on investments,
      futures contracts and foreign currency
      transactions .........................................          6,629,141
    Distributions in excess of net realized gain
      on investments .......................................         (1,200,565)
    Net unrealized appreciation on investments,
      futures contracts and foreign currency
      transactions .........................................         47,484,263
                                                                  -------------
      Total Net Assets .....................................      $ 160,662,141
                                                                  =============
Net Asset Value per Common Share
    ($129,398,391 / 10,875,115 shares
     outstanding) ..........................................      $       11.90
                                                                  =============

Statement of Operations
For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================

Investment Income:
    Interest .................................................       $   839,508
    Dividends (net of foreign taxes of $22,326) ..............           606,340
                                                                     -----------
      Total Investment Income ................................         1,445,848
                                                                     -----------
Expenses:
    Investment advisory fees .................................           749,539
    Shareholder communications expenses ......................           142,250
    Legal and audit fees .....................................           243,866
    Shareholder services fees ................................           123,994
    Amortization of organization costs .......................            35,030
    Payroll ..................................................            26,706
    Directors' fees ..........................................            33,073
    Miscellaneous expenses ...................................            56,509
                                                                     -----------
      Total expenses .........................................         1,410,967
                                                                     -----------
Net Investment income ........................................            34,881
                                                                     -----------
Net Realized and Unrealized Gain
  on Investments:
    Net realized gain on investments, futures
      contracts and foreign currency transactions ............         6,708,437
    Net change in unrealized appreciation on
      investments, futures contracts and foreign
      currency transactions ..................................        16,032,580
                                                                     -----------
Net realized and unrealized gain on
  investments, futures contracts and
  foreign currency transactions ..............................        22,741,017
                                                                     -----------
Net increase in net assets resulting from
    operations ...............................................       $22,775,898
                                                                     ===========

                 See accompanying notes to financial statements.

                    The Gabelli Global Multimedia Trust Inc.

Statement of Changes in Net Assets
================================================================================


Six Months

Ended 6/30/98     Year Ended

(Unaudited)       12/31/97

-------------    -------------
Operations:
    Net investment income
 ...............................................................   $      34,881
$      75,107
    Net realized gain on investments, futures contracts and foreign currency
transactions       6,708,437       10,661,424
    Net change in unrealized appreciation of investments, futures contracts and foreign currency transactions
 .................................................      16,032,580
21,180,185

-------------    -------------
    Net increase in net assets resulting from operations
 ................................      22,775,898       31,916,716
Distributions to common stock shareholders:
    Net investment income
 ...............................................................              --
(64,467)
    Net realized gain on investment transactions
 ........................................              --       (9,275,505)
    In excess of net realized gain on investments
 .......................................              --          (29,346)

-------------    -------------
      Total distributions to common stock shareholders
 ..................................              --       (9,369,318)

-------------    -------------
Distributions to preferred stock shareholders:
    Net investment income
 ...............................................................      (1,235,446)
(9,706)
    Net realized gain on investment transactions
 ........................................              --       (1,385,919)

-------------    -------------
      Total distributions to preferred stock shareholders
 ...............................      (1,235,446)      (1,395,625)

-------------    -------------
Net decrease in net assets from common stock transactions
 ...............................              --       (2,033,650)
Net proceeds from issuance of preferred stock
 ...........................................              --       29,836,000

-------------    -------------
Capital Share Transactions:
    Net increase in net assets from capital share transactions
 ..........................      (1,294,378)              --

-------------    -------------
      Net increase in net assets
 ........................................................      20,246,074
48,954,123
Net Assets:
    Beginning of period
 .................................................................
140,416,067       91,461,944

-------------    -------------
    End of period
 .......................................................................   $
160,662,141    $ 140,416,067

=============    =============

                 See accompanying notes to financial statements.

The Gabelli Global Multimedia Trust Inc.
Notes to Financial Statements (Unaudited)
================================================================================

1. Description. The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital with income as a secondary objective. The Multimedia Trust had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust"). On November 15, 1994, the Equity Trust contributed $64,382,764 in exchange for 8,587,702 shares of the Multimedia Trust and immediately thereafter distributed to its shareholders all the shares it held of the Multimedia Trust. Investment operations commenced on November 15, 1994.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Multimedia Trust in the preparation of its financial statements.

      Security Valuation. Portfolio securities which are traded on a stock exchange or Nasdaq National Market System are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on that day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Other over-the-counter securities are valued at the mean of the current bid and asked prices as reported by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq"), or other comparable sources as the Board of Directors deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on that day. Portfolio securities which are traded on more than one national exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities traded primarily on foreign exchanges are valued at the closing price on such foreign exchange immediately prior to the close of the New York Stock Exchange, Inc. ("NYSE"). Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Multimedia Trust. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Short term instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

      Repurchase Agreements. The Multimedia Trust may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Multimedia Trust takes possession of an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Multimedia Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Multimedia Trust's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Multimedia Trust's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. The Multimedia Trust bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Multimedia Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Multimedia Trust seeks to assert its rights. The Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Multimedia Trust enters into repurchase agreements to evaluate potential risks.

The Gabelli Global Multimedia Trust Inc.
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

      Futures Contracts. The Multimedia Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Multimedia Trust's investments. Upon entering into a futures contract, the Multimedia Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Multimedia Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Multimedia Trust recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Multimedia Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      Forward Foreign Exchange Contracts. The Multimedia Trust may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Multimedia Trust may use forward foreign exchange contracts to facilitate transactions in foreign securities and to manage Multimedia Trust's currency exposure. Forward foreign exchange contracts are valued at the forward exchange rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Multimedia Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Multimedia Trust's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Multimedia Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency. The books and records of the Multimedia Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses not relating to securities which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation on investments. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Multimedia Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) from investment securities sold.

      Securities Transactions and Investment Income. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

The Gabelli Global Multimedia Trust Inc.
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

      Dividends and Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Multimedia Trust, timing differences and differing characterization of distributions made by the Multimedia Trust. Distributions to shareholders of 7.92% Cumulative Preferred Stock ("Preferred Stock"), are accrued on a daily basis and are determined as described in note 5.

      Provision for Income Taxes. The Multimedia Trust has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Deferred Organization Expenses. A total of $350,000 was incurred in connection with the organization of the Multimedia Trust. These costs have been deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Multimedia Trust commenced investment operations.

3. Agreements and Transactions with Affiliates. The Multimedia Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Multimedia Trust will pay the Adviser on the first business day of each month a fee for the previous month at the annual rate of 1.00% of the Multimedia Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser manages the Multimedia Trust's portfolio, makes investment decisions for the Multimedia Trust, places orders to purchase and sell securities of the Multimedia Trust and oversees the administration of all aspects of the Multimedia Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Stock if the total return of the net asset value of the common shares of the Multimedia Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Preferred Stock. For the six months ended June 30, 1998, total return of the net asset value of the common shares of the Multimedia Trust exceeded the stated dividend rate.

During the six months ended June 30, 1998, Gabelli & Company, Inc. ("Gabelli & Company") and its affiliates received $12,701 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Multimedia Trust.

4. Portfolio Securities. Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $20,660,648 and $34,263,432, respectively, for the six months ended June 30, 1998.

5. Capital. The Board of Directors of the Multimedia Trust has authorized the repurchase of up to 1,000,000 shares of the Multimedia Trust's outstanding common stock. For the six months ended June 30, 1998, the Multimedia Trust repurchased 137,300 shares of its common stock in the open market at a cost of $1,294,379 and an average discount of approximately 13.59% from its net asset value. All shares repurchased have been retired.

Common stock transactions were as follows:

                                                    Six months ended
Year ended
                                                     June 30, 1998
December 31, 1997
                                                ------------------------      --
---------------------
                                                 Shares        Amount
Shares        Amount
                                                 ------        ------          -
-----        ------
Shares repurchased by the Multimedia Trust      (137,300)   $(1,294,379)
(284,133)   $(2,033,650)
                                                --------    -----------       --
------    -----------
Net decrease .............................      (137,300)   $(1,294,379)
(284,133)   $(2,033,650)
                                                --------    -----------       --
------    -----------

The Gabelli Global Multimedia Trust Inc.
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

The Multimedia Trust's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value preferred stock. On June 4, 1997, the Multimedia Trust received net proceeds of $29,836,000 (after offering costs and underwriting discounts of $1,414,000) from the public offering of 1,250,000 shares of Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Preferred Stock are cumulative. The Multimedia Trust is required to meet certain asset coverage tests with respect to the Preferred Stock. If the Multimedia Trust fails to meet these requirements and does not correct such failure, the Multimedia Trust may be required to redeem, in part or in full, the Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Multimedia Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 1, 2002 and thereafter, the Multimedia Trust, at its option, may redeem the Preferred Stock in whole or in part at the redemption price. At June 30, 1998, 1,250,000 shares of the Preferred Stock were outstanding at the fixed dividend rate of 7.92% per share and accrued dividends amounted to $13,750. The income received on the Multimedia Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

The holders of Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that, along with approval of the holders of two-thirds of any outstanding common shares, approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

6. Industry Concentration. Because the Multimedia Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Litigation. Since on or about September 4, 1997, the Multimedia Trust and its Directors have been named as defendants in three shareholder lawsuits seeking class action status and one derivative action. These actions allege that the Multimedia Trust's proxy statement used in connection with the 1997 Annual Meeting of Shareholders failed to disclose the full ramifications of a vote in favor of the elimination of the Multimedia Trust's investment restriction in respect of senior securities. The Multimedia Trust and the Directors intend to vigorously defend these claims which seek, among other things, rescission of the shareholder vote and rescission of the subsequent issuance of preferred stock by the Multimedia Trust or unspecified damages. At the 1998 Annual Shareholder Meeting, the shareholders reaffirmed their earlier decision to eliminate the investment restrictions with respect to senior securities. On July 20, 1998, the Court denied plaintiffs' motions for class action certification on the grounds of mootness. No provision has been made in the financial statements of the Multimedia Trust with respect to these claims.

The Gabelli Global Multimedia Trust Inc.
Financial Highlights
================================================================================

Selected data for a share ot capital stock outstanding throughout each period.

                                                      Six Months Ended
Year Ended December 31,
                                                        June 30, 1998   --------
---------------------------------------------
                                                         (Unaudited)      1997
1996           1995           1994*
                                                          --------      --------
--------       --------       --------
Operating Performance
  Net asset value, beginning of period ................   $   9.91      $   8.10
$   7.81       $   7.51       $   7.50
                                                          --------      --------
--------       --------       --------
  Net investment income ...............................       0.88          0.01
0.01           0.08           0.03
  Net realized and unrealizedgain on investments ......       1.22          2.85
0.63           0.98           0.03
                                                          --------      --------
--------       --------       --------
  Total from investment operations ....................       2.10          2.86
0.64           1.06           0.06
                                                          --------      --------
--------       --------       --------
  Increase (decrease)in net asset value from
    share transactions ................................         --          0.06
0.02          (0.46)            --
  Offering expenses charged to capital surplus ........         --
(0.13)            --          (0.05)            --
Distributions to common stock shareholders from:
  Net investment income ...............................         --
(0.01)         (0.01)         (0.08)         (0.03)
  Net realized gains ..................................         --
(0.84)         (0.36)         (0.17)            --
  Distributions in excess of net investment income
    and/or net realized gains .........................         --
(0.00)(a)      (0.00)(a)      (0.00)(a)      (0.01)
  Paid-in capital .....................................         --            --
--             --          (0.01)
Distributions to preferred stock shareholders from:
  Net investment income ...............................      (0.11)
(0.00)            --             --             --
  Net realized gains ..................................       0.00
(0.13)            --             --             --
                                                          --------      --------
--------       --------       --------
  Total distributions .................................      (0.11)
(0.98)         (0.37)         (0.25)         (0.05)
                                                          --------      --------
--------       --------       --------
  Net asset value, end of period ......................   $  11.90      $   9.91
$   8.10       $   7.81       $   7.51
                                                          ========      ========
========       ========       ========
  Market value, end of period .........................   $ 10.125      $  8.750
$  6.875       $  6.760       $  7.375
                                                          ========      ========
========       ========       ========
  Net Asset Value Total Return** ......................       20.1%
34.4%           9.4%          14.1%           0.8%
                                                          ========      ========
========       ========       ========
  Total Return*** .....................................       15.7%
39.6%           7.4%           0.4%          (7.9)%
                                                          ========      ========
========       ========       ========
Ratios to average net assets available to common stock
  shareholders and supplemental data:
  Net assets, end of period (in 000's) ................   $160,662      $140,416
$ 91,462       $ 89,580       $ 64,606
  Net assets attributable to common shares,
    end of period (in 000's) ..........................    129,412       109,166
91,461         89,580         84,606
  Ratio of net investment income to average net assets        0.06%+
0.07%          0.13%          1.24%          3.15%+
  Ratio of operating expenses to average net assets (b)       2.35%+
2.09%          1.87%          2.04%          1.74%+
  Portfolio turnover rate .............................         17%
96%            32%            86%             0%
Preferred Stock:
  Liquidation value, end of period (in 000's) .........     31,250        31,250
  Total shares outstanding (in 000's) .................      1,250         1,250
  Asset coverage ......................................        509%
443%
  Liquidation preference per share ....................   $  25.00      $  25.00
  Average market value (c) ............................   $  26.18      $  25.59

----------

*     The Fund commenced operations on November 15, 1994.
** Based on net asset value per share, adjusted for reinvestments of all distributions and rights offering in 1995, assuming full subscription by shareholder.
*** Based on market value per share, adjusted for reinvestments of all distributions and rights offering in 1995.
+     Annualized
(a)   Amount represents less than $.005 per share.
(b) Based on assets attributable to common stock. The expense ratio based on total net assets would be 1.88%.
(c)   Based on weekly prices.

                See accompanying notes to financial statements..

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                             DIRECTORS AND OFFICERS

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman & Chief Investment Officer
  Gabelli Funds, Inc.

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director/Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman, The Bethlehem Corp.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Peter W. Latartara
  Vice President

James E. McKee
  Secretary

Investment Advisor

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

Custodian

State Street Bank and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

NYSE-Symbol: GGT
Shares Outstanding: 10,875,115

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Saturday's The New York Times and "Specialized Equity Funds" in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: http://www.gabelli.com or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
One Corporate Center
Rye, NY 10580-1434
Internet: http://www.gabelli.com
e-mail: closedend@gabelli.com

                                                              Semi-Annual Report
                                                              June 30, 1998

                                                                       GGT 06/98